UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

______________________

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IDT Corporation

(Name of Registrant as Specified In Its Charter)

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IDT CORPORATION

520 Broad Street
Newark, New Jersey 07102
(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Monday, December 14, 2015

PLACE:	Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029

ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.

2.

To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 100,000 shares.

	3.	To conduct an advisory vote on executive compensation.

	4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2016.

	5.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business on October 21, 2015.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of October 21, 2015 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at invest@idt.net or by calling IDT Investor Relations at (973) 438-3838.

Important Notice Regarding the Availability of Proxy Materials for the IDT Corporation Stockholders Meeting to be Held on December 14, 2015: The Notice of Annual Meeting and Proxy Statement and the 2015 Annual Report are available at:

www.idt.net/ir

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Executive Vice President, General Counsel and Corporate Secretary

Newark, New Jersey
October 30, 2015

IDT CORPORATION

520 Broad Street
Newark, New Jersey 07102
(973) 438-1000

_____________________

PROXY STATEMENT

_____________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of IDT Corporation, a Delaware corporation (the “Company” or “IDT”) as of the close of business on October 21, 2015, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 14, 2015 at 10:30 a.m., local time, at the Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on November 6, 2015.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on October 21, 2015 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 23,326,566 shares outstanding and entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock and 21,752,240 shares of Class B Common Stock. The remaining shares issued, consisting of 1,698,000 shares of Class A Common Stock and 3,522,835 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast have voted in favor of any proposal.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal. Howard Jonas, the Chairman of the Board and holder of all of the Class A Common Stock, entered into a voting agreement with the Company, dated December 2, 2010, pursuant to which Howard Jonas agreed to refrain from voting any shares that Howard Jonas controls that represent more than 76.1% of the combined voting power of the Company’s outstanding capital stock.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the SEC, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Executive Vice President, General Counsel and Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1), the amendment to the 2015 Stock Option and Incentive Plan (the “2015 Plan”) (Proposal No. 2), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 4). This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 4), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2015 Stock Option and Incentive Plan (Proposal No. 2), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-1000, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2015 refers to the Fiscal Year ended July 31, 2015).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at http://ir.idt.net/Governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the

Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://ir.idt.net/Governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.       During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.       During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.       (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.       Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.       The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Michael Chenkin, Eric Cosentino, and Judah Schorr is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard Jonas nor Bill Pereira is a non-employee director. With the exception of Eric Cosentino, none of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence. Eric Cosentino received a grant of 1,217 shares of Class B Common Stock with a value on grant of $18,000 in connection with his service on the board of directors of the Company’s subsidiary, Zedge Holdings, Inc., in accordance with the Company’s policy on compensation for subsidiary board service. The Corporate Governance Committee determined, after considering Mr. Cosentino’s service on the Zedge board and with Mr. Cosentino abstaining, that this stock grant did not impact Mr. Cosentino’s independence. The Corporate Governance Committee (with Mr. Cosentino abstaining), therefore, recommended that the Board of Directors determine that Mr. Cosentino be deemed independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter. The Board of Directors (with Mr. Cosentino abstaining) accepted the Corporate Governance Committee’s recommendation.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested parties may communicate with: (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors, by contacting the Lead Independent Director (currently Eric Cosentino); and (iii) the Audit, Compensation, Corporate Governance or Nominating Committees of the Board of Directors, by contacting the respective chairmen of such committees. All communications should be in writing, should indicate in the address whether the communication is intended for the Lead Independent Director, the Chairman of the Board, or a Committee Chairman, and should be directed care of IDT Corporation’s Corporate Secretary, Joyce J. Mason, Esq., Stockholder Communications, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors, to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance Committees, to the Chairmen of such committees.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•         Obscene materials;

•         Unsolicited marketing or advertising material or mass mailings;

•         Unsolicited newsletters, newspapers, magazines, books and publications;

•         Surveys and questionnaires;

•         Resumes and other forms of job inquiries;

•         Requests for business contacts or referrals;

•         Material that is threatening or illegal; or

•         Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•         Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•         Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held nine meetings in Fiscal 2015. In Fiscal 2015, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meeting of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the current Board of Directors attended the 2014 annual meeting of stockholders.

Board of Directors Leadership Structure and Risk Oversight Role

Howard Jonas has served as Chairman of the Board since the Company’s inception. From October 2009 through December 2013, he also served as Chief Executive Officer. The Board of Directors’ decision to retain Howard Jonas as Chief Executive Officer was based on Howard Jonas’ leadership skills and his knowledge of the Company’s businesses since its inception and the value he brought to the Company in serving in both capacities. As Chairman of the Board, Howard Jonas provides overall leadership to the Board of Directors in its oversight function while, as Chief Executive Officer, he provided leadership in respect to the day-to-day management and operation of the Company’s businesses. On January 1, 2014, Shmuel Jonas, who was the Company’s Chief Operating Officer from June 2010 through December 2013, was elected as Chief Executive Officer of the Company. Howard Jonas remains Chairman of the Board and continues to provide overall leadership to the Board of Directors in its oversight function. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board role.

Section 303A.03 of the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines require that the non-employee directors of the Company meet without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Eric F. Cosentino, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since December 17, 2009. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees conduct annual self-assessments in executive sessions to review and monitor their respective continued effectiveness.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

The Audit Committee

The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://ir.idt.net/Governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee consists of Messrs. Chenkin (Chairman), Cosentino and Schorr. The Audit Committee held nine meetings during Fiscal 2015. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, (ii) all of the members of the Audit Committee are financially literate and (iii) that Mr. Chenkin qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2015 Stock Option and Incentive Plan (the “2015 Plan”) and, its predecessor, the 2005 Stock Option and Incentive Plan, as amended and restated (the “2005 Plan”), and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Cosentino (Chairman), Chenkin and Schorr. The Compensation Committee held seven meetings during Fiscal 2015. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://ir.idt.net/Governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Compensation Committee adopts Company-wide goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have served as an officer or employee of the Company or have any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

The Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interest of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Cosentino (Chairman), Chenkin and Schorr. The Corporate Governance Committee held six meetings in Fiscal 2015. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://ir.idt.net/Governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Howard S. Jonas (Chairman) and Eric Cosentino. The Board of Directors has determined that Eric Cosentino is independent in accordance with Section 303A.04 of the New York Stock Exchange Listed Company Manual. Howard Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 303A.00 of the New York Stock Exchange Listed Company Manual. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://ir.idt.net/Governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one meeting in Fiscal 2015.

2015 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2015 was comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation.

Director Equity Grants

During Fiscal 2015, pursuant to the Company’s 2015 Plan, each non-employee director of the Company who was determined to be independent received, on January 5, 2015, an automatic grant of 4,000 shares of the Company’s restricted Class B Common Stock, which vested immediately upon grant. A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to non-employee directors are subject to certain terms and conditions described in the Company’s 2015 Plan. On September 24, 2015, the Compensation Committee

adopted a change to the Non-Employee Director Compensation Policy so that each non-employee director who serves simultaneously on the board of one of the Company’s subsidiaries shall receive a biennial grant of $18,000 worth of restricted shares of the Company’s Class B Common Stock on September 28th, or the first business day thereafter, as compensation for his or her subsidiary board service, commencing on September 28, 2015.

Director Board Retainers

Each non-employee director of the Company receives an annual cash retainer of $50,000. Such payment is made quarterly provided the non-employee director attended at least 75% of the regularly-scheduled meetings of the Board of Directors that quarter. The annual cash retainer is pro-rated (by calendar quarter based on the calendar quarter when service on the Board of Directors began or ended) for non-employee directors who join the Board of Directors or depart from the Board of Directors during the calendar year, if such director attended 75% of the applicable board meetings for such quarter. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the retainer in the case of mitigating circumstances.

Committee Fees

Non-employee directors do not receive fees for committee service.

Lead Independent Director

The Lead Independent Director receives an annual cash retainer of $50,000, paid quarterly upon the completion of each quarter of service. Eric Cosentino has served as the Lead Independent Director since December 17, 2009.

2015 Director Compensation Table

The following table lists Fiscal 2015 compensation for any person who served as a non-employee director during Fiscal 2015. This table does not include compensation to Howard S. Jonas or Bill Pereira as they are not non-employee directors and do not receive any compensation for their service as directors.

Name	Dates of Board Service During Fiscal 2015	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)(5)	Total ($)
Michael Chenkin	08/01/2014–07/31/2015	$50,000	(1)	$76,640	(4)	$4,000	$130,640
Eric F. Cosentino	08/01/2014–07/31/2015	$100,000	(2)	$76,640	(4)	$2,968	$179,608
Judah Schorr	08/01/2014–07/31/2015	$50,000	(3)	$76,640	(4)	$4,000	$130,640

____________

(1)      Represents the annual Board of Directors retainer earned in Fiscal 2015.

(2)      Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2015 and (b) $50,000, which represents the Lead Independent Director Fee earned in Fiscal 2015.

(3)      Represents the annual Board of Directors retainer earned in Fiscal 2015.

(4)      Represents the grant date fair value of an award of 4,000 shares of the Company’s Class B Common stock on January 5, 2015 computed in accordance with FASB ACS Topic 718R.

(5)      Represents dividends paid during Fiscal 2015 on shares of Class B Common Stock that were granted to the non-employee directors during Fiscal 2015 and still held by the non-employee directors on the applicable dividend record date.

As of July 31, 2015, non-employee directors held the following shares of the Company’s Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of July 31, 2015.

Name	Class B Common Stock
Michael Chenkin	10,083
Eric F. Cosentino	32
Judah Schorr	55,287

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following ongoing Related Person Transactions were approved in accordance with the policy described above:

There is a father/son relationship between Howard S. Jonas, Chairman of the Board and controlling stockholder, and Shmuel Jonas, Chief Executive Officer. Howard Jonas’ and Shmuel Jonas’ total compensation during Fiscal 2015 are set forth in the Summary Compensation Table.

There is a brother/sister relationship between Howard S. Jonas, Chairman of the Board and controlling stockholder, and Joyce J. Mason, General Counsel, Corporate Secretary and Executive Vice President. Howard Jonas’ total compensation during Fiscal 2015 is set forth in the Summary Compensation Table. Joyce Mason’s total compensation during Fiscal 2015 is set forth in the Summary Compensation Table.

On October 28, 2011, the Company spun off its subsidiary, Genie Energy Ltd. (“Genie”). In connection with the spin-off, the Company and Genie entered into a Transition Services Agreement, dated October 28, 2011 (the “TSA”), pursuant to which the Company provides certain services to Genie, which is controlled by Howard S. Jonas. Howard Jonas is also the Chief Executive Officer of Genie. The services include, but are not limited to, services relating to human resources, employee benefits administration, finance, accounting, tax, internal audit, facilities, investor relations and legal. Furthermore, the Company granted Genie a license to use the IDT name for its REP business. Genie paid IDT a total of $4,134,021 for services provided by IDT pursuant to the TSA during Fiscal 2015. As of July 31, 2015, Genie owed the Company $526,511. Additionally, Genie provided human resource services to IDT pursuant to the TSA. IDT paid Genie a total of $604,985 for services provided by Genie pursuant to the TSA during Fiscal 2015. As of July 31, 2015, IDT owed Genie $71,564.

On July 31, 2013, the Company spun off its subsidiary, Straight Path Communications Inc. (“SPCI”). In connection with the spin-off, the Company and SPCI entered into a Transition Services Agreement, dated July 31, 2013 (the “TSA”), pursuant to which the Company provides certain services to SPCI, the Chief Executive Officer of which is Davidi Jonas, son of Howard S. Jonas. The services include, but are not limited to, services relating to human resources, finance, accounting, tax, connectivity and legal. SPCI paid IDT a total of $211,559 for services provided by IDT pursuant to the TSA during Fiscal 2015.

IDT Domestic Telecom, Inc., a subsidiary of the Company, leases space at 3220 Arlington Avenue, Bronx NY. The property is owned by Arlington Suites, LLC, a company jointly owned by Shmuel Jonas and Howard Jonas. The initial lease expired at the end of April 2012, but IDT Domestic Telecom continued to occupy the space. For the six month period from May 1, 2012 until October 31, 2012, IDT Domestic Telecom was charged a total of $34,513.

The parties entered into a new lease, which became effective November 1, 2012 and had a one-year term, with a one-year renewal option for IDT Domestic Telecom upon the same terms. Since expiration of the new lease, the parties have continued IDT Domestic Telecom’s occupancy of the space on the same terms. The new lease covers 1,465 square feet of office space, at an annual rental rate of $25 per square foot, 1,240 square feet of storage space, at an annual rental rate of $15 per square foot, and five parking spaces, at a monthly rental rate of $230 per space, for a total annual rent of $69,025. The Company has determined that the space is well suited and located to meet the needs of IDT Domestic Telecom, and that the terms of the lease, including the rental price, are in accord with the terms for comparable commercial space in the area.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers (who are listed under Executive Compensation below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on October 21, 2015 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 1,574,326 shares of Class A Common Stock and 21,752,240 shares of Class B Common Stock. The ownership numbers reported for Howard Jonas assume the conversion of all 1,574,326 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock		Percentage of Aggregate Voting Power[d]
Howard S. Jonas	2,509,603	(1)	10.8%		69.8	%(2)
520 Broad Street Newark, NJ 07102
The Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	1,337,907	(3)	6.2%		1.9%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	1,130,964	(3)	5.2%		1.6%
Renaissance Technologies, LLC 800 Third Avenue New York, NY 10022	1,108,597	(3)	5.1%		1.6%
Shmuel Jonas	110,982	(4)		*		*
Marcelo Fischer	26,144	(5)		*		*
Bill Pereira	73,959	(6)		*		*
Menachem Ash	21,103	(7)		*		*
Joyce J. Mason	57,453	(8)		*		*
Michael Chenkin	10,083			*		*
Eric F. Cosentino	49			*		*
Judah Schorr	55,287			*		*
All directors, Named Executive Officers and other executive officers as a group (10) persons)	2,893,580	(9)	12.4	%(10)	70.3%

____________

*         Less than 1%.

d         Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of an aggregate of: (a) 1,574,326 shares of Class A Common Stock held by Howard Jonas directly; and (b) 935,277 shares of Class B Common Stock, consisting of: (i) 273,665 shares held by Howard Jonas directly; (ii) an aggregate of 7,780 shares held in custodial accounts for the benefit of certain children of Howard Jonas (of which Howard Jonas is the custodian); (iii) 629,808 shares owned by the Howard S. Jonas 2014 Annuity Trust; (iv) 21,107 unvested restricted shares held by Howard Jonas directly; and (v) 2,917 shares held by Howard Jonas in his 401(k) plan account as of September 30, 2015. Howard Jonas is the trustee of the Howard S. Jonas 2014 Annuity Trust. The foregoing does not include 197,641 shares of Class B Common Stock owned by the Jonas Foundation and 248,433 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard Jonas does not beneficially own these shares. The foregoing also does not include an aggregate of 2,964,787 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard Jonas, as Howard Jonas does not exercise or share voting or investment control over these shares.

(2)      Howard Jonas entered into a voting agreement with the Company, dated December 2, 2010, pursuant to which Howard Jonas agreed to refrain from voting any shares that he controls that represent more than 76.1% of the combined voting power of the Company’s outstanding capital stock.

(3)      According to a Schedule 13f calculating the number of shares held as of June 30, 2015.

(4)      Consists of (a) 56,764 restricted shares of Class B Common Stock, (b) 52,662 shares of Class B Common Stock owned directly, and (c) 1,556 shares of Class B Common Stock owned by Shmuel Jonas’ wife.

(5)      Consists of (a) 15,000 restricted shares Class B Common Stock, (b) 8,774 shares of Class B Common Stock owned directly, and (c) 2,370 shares of Class B Common Stock held by Mr. Fischer in his 401(k) plan account as of September 30, 2015.

(6)      Consists of (a) 43,000 restricted shares Class B Common Stock, (b) 18,367 shares of Class B Common Stock held directly, (c) 2,370 shares of Class B Common Stock held by Mr. Pereira in his 401(k) plan account as of September 30, 2015, and (d) 10,222 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days.

(7)      Consists of (a) 7,500 restricted shares of Class B Common Stock, (b) 11,707 shares of Class B Common Stock owned directly, and (c) 1,896 shares of Class B Common Stock held by Mr. Ash in his 401(k) plan account as of September 30, 2015.

(8)      Consists of (a) 7,500 restricted shares Class B Common Stock, (b) 21,243 shares of Class B Common Stock held directly, (c) 3,202 shares of Class B Common Stock held by Ms. Mason in her 401(k) plan account as of September 30, 2015, (d) 15,555 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days, (e) 1,396 shares of Class B Common Stock purchased through the Company’s Employee Stock Purchase Program, (f) 2,182 shares of Class B Common Stock owned by Ms. Mason’s husband, and (g) 6,375 shares of Class B Common Stock owned by Ms. Mason’ daughter.

(9)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Howard Jonas’ shares of Class A Common, which are convertible into Class B Common Stock), and the following shares of Class B Common Stock held by other executive officers: (a) 4,802 shares of Class B Common Stock, (b) 11,000 restricted shares Class B Common Stock, (b) 4,743 shares of Class B Common Stock held in the listed individual’s 401(k) plan accounts as of September 30, 2015, and (c) 8,372 shares of Class B Common Stock of the Company issuable upon the exercise of stock options exercisable within 60 days.

(10)   Assumes conversion of all of the shares of Class A Common Stock into shares of Class B Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2015, except for: (a) a Form 4 was not filed on a timely basis on behalf of Eric F. Cosentino, Michael Chenkin and Judah Schorr, the independent Directors of the Company (with respect to an award of 4,000 shares each of the Company’s Class B Common stock on January 5, 2015);(b) a Form 4 was not filed on a timely basis on behalf of Shmuel Jonas, the CEO of the Company (with respect to the withholding of shares upon the vesting of restricted shares of Class B Common Stock on January 8, 2015); and (c) a Form 4 was not filed on a timely basis on behalf of Anthony S. Davidson, the Senior Vice President–Technology of the Company (with respect to the withholding of shares upon the vesting of restricted shares of Class B Common Stock on July 6, 2015).

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2015 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in IDT’s 2015 Proxy Statement.

Eric Cosentino, Chairman
Michael Chenkin
Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of our financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2015, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our board of directors to: (i) oversee our general compensation policies; (ii) determine the base salary and bonus to be paid each year to each of our executive officers; (iii) oversee our compensation policies and practices as they relate to our risk management; and (iv) determine the compensation to be paid each year to our non-employee directors for service on our board of directors and the various committees of our board of directors. In addition, the Compensation Committee administers our Stock Option and Incentive Plans with respect to restricted stock and stock option grants or other equity-based awards made to our executive officers. Further, certain individuals have received grants of equity in certain of our subsidiaries. Shares of restricted stock are granted to our non-employee directors automatically on an annual or bi-annual basis under our 2015 Stock Option and Incentive Plan, and under other policies adopted by the Board and Compensation Committee.

Elements of Compensation

The three broad components of our executive officer compensation are base salary, annual cash incentive bonus awards, and long term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers, as well as for the Company as a whole, in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our board, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are approved by the

Compensation Committee in each fiscal year. The Compensation Committee believes that our current compensation plans are serving their intended purposes and are functioning reasonably. Below is a description of the general policies and processes that govern the compensation paid to our executive officers, as reflected in the accompanying compensation tables.

Company Performance

During Fiscal 2015, the Company continued to perform well in a challenging environment. At IDT Telecom, Boss Revolution continued to grow, despite significant pricing pressure on routes to Mexico, one of our key destinations. The growth at Boss Revolution partially offset revenue declines in the Wholesale and Hosted Platform business units as well as at Consumer Phone Services. IDT Telecom continued to invest in new product offerings, as well as in infrastructure and in streamlining its operations. The Company overall successfully cut its SG&A spending, resulting in a positive impact on the consolidated bottom line. The sale of Fabrix in the first quarter of Fiscal 2015 had a significant positive impact on the Company’s Income from Operations, Net Profit and EPS. The Company generated positive Cash Flow from Operations, and paid regular quarterly dividends as well as two special dividends returning a portion of the proceeds from the sale of Fabrix to its stockholders. Zedge continued to grow its user base significantly, while growing its revenue and remaining cash flow positive and contributing to the Company’s performance.

Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide sufficient compensation to attract the individuals necessary for our current needs and planned organic growth and changes in operations, as well as for the business units that represent longer-term growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The base salary levels we pay to each of our Named Executive Officers are based on the responsibilities undertaken by the respective individuals, if applicable, the business unit managed and its complexity and role within the Company, and the market place for employment of people of similar skills and backgrounds. The base salaries paid are determined by discussions with the covered individual and his or her manager, as well as budgetary considerations. Such base salaries are approved by the relevant members of our senior management and, in the case of executive officers and certain other key, highly compensated individuals, our Compensation Committee.

Incentive compensation is designed to reward contributions to achieving the Company’s goals for the current period, as well as for the longer term. The Compensation Committee, with recommendations from the Company’s management, sets goals for executive compensation purposes in each fiscal year. These goals are set for the Company and for specific operating divisions, and are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives. The Compensation Committee’s decision regarding bonuses is primarily subjective and specific to each Named Executive Officer and is made by the Committee in its discretion after an overall assessment of all of the factors it deems appropriate, which includes, but is not limited to, the specific Company-wide goals, the individual’s role in achieving those goals, if relevant, the performance of the business unit over which the individual exercised management, and other accomplishments during the fiscal year that were deemed relevant in specific instances. Following the end of a fiscal year, our management sets Company-wide bonus amounts for the fiscal year then-ended, based on Company performance and available resources. The proposed bonuses are then presented to the Compensation Committee. The bonus amounts awarded to executive officers are the result of subjective determinations made by the relevant members of management and the Compensation Committee with respect to each subject individual, based on Company and individual performance, particularly relative to the performance goals set by the Compensation Committee for the fiscal year, and levels relative to the bonuses of other personnel and officers. Individual bonus amounts are not determined based on previously established formulae, targets or ranges, though prior year amounts, performance versus budgets and similar figures may serve as guidelines for bonuses for certain executives, and individuals and their direct supervisors may use target figures in initiating discussions of bonus levels.

Executive officers are eligible to receive cash bonuses of up to 100% of base salary (or up to 120% or higher upon extraordinary performance) based upon performance, including the specific financial and other goals set by the Compensation Committee, which goals are Company-wide, specific to a business unit or specific to an executive and his or her area of responsibility, as well as specific extraordinary accomplishments by such officers during the relevant period. Specific bonuses will depend on the individual achievements of executives and their contribution to achievement of the enumerated goals. These goals are approved by the Compensation Committee.

Equity grants are made in order to provide longer term incentive compensation and to better align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, in limited circumstances, with regard to individuals whose areas of responsibility focus on specific operations or who have contributed in significant ways to specific subsidiaries, in those subsidiaries, so as to better incentivize and reward the executives for the results of their efforts.

Compensation Decisions Made in Fiscal 2015

Bonuses Paid for Fiscal 2014 Performance

In Fiscal 2015, the Company paid bonuses to its named executive officers based on performance in Fiscal 2014 and the goals for that fiscal year that were set out by the Compensation Committee.

Shmuel Jonas was paid a cash bonus of $155,000, and was granted restricted shares of Class B Common Stock with a value of $200,000 that are to vest in equal amounts over three years from grant. Marcelo Fischer was paid a cash bonus of $143,000. Bill Pereira was paid a cash bonus of $600,000. Menachem Ash was paid a cash bonus of $85,000. Joyce Mason was paid a cash bonus of $75,000.

Employment Agreement

Bill Pereira was party to an employment agreement with IDT Telecom that expired on December 31, 2014. IDT Telecom and Mr. Pereira entered into an Amended and Restated Employment Agreement on January 12, 2015. The amended agreement, which is described in more detail below, has a three year term, began on the scheduled expiration of the then existing Employment Agreement with Mr. Pereira, and provides for annual compensation and the one-time grant of 25,000 shares of Class B Common Stock which vests over three years from grant. Such grant was made on January 12, 2015. In light of Mr. Pereira’s performance as CEO of IDT Telecom, the Company and IDT Telecom determined that it was in their best interests to retain Mr. Pereira’s services for an additional three-year period.

On November 29, 2013, the Company announced that Howard Jonas would step down as Chief Executive Officer of the Company on December 31, 2013, but would remain Chairman of the Board. On December 20, 2013, the Company and Howard Jonas entered into the Third Amended and Restated Employment Agreement, the terms of which are described below.

Goals and Performance

At a meeting held on October 28, 2014, our Compensation Committee approved the following goals for Fiscal 2015: (i) meet or exceed (A) budgeted Revenue and/or (B) budgeted Gross Profit; (ii) meet or exceed budgeted EBITDA less Capital Expenditures; (iii) achieve positive cash flow; (iv) continue to improve IDT Telecom’s technology infrastructure by merging duplicate platforms when possible, improving back-end support systems for Boss Revolution including Retailer Settlement, and begin the process of moving viable parts of the network to the Cloud; (v) continue to enhance the Boss Revolution product suite including the launch of Unlimited Plans and the re-launch of Call Me and domestic closed loop cards and nationwide GPR cards; (vi) get closer to consumers by updating the Calling App, launching Web/Mobile site (including remittance), expanding distribution through e-kiosks and kicking-off a payments app and a CRM initiative; (vii) grow Money Remittance active retail agent base to over 1,000 agents and or 400,000 transactions; (viii) restructure IDT Retail Europe business to be break-even; (ix) maintain PCI Level 1 compliance; (x) fully execute the move of all IDT Newark employees to 520 Broad Street; and (xi) effectuate the sale of Fabrix, in a tax efficient form.

On September 24, 2015, management reported to the Compensation Committee on the Company’s performance relative to the above goals as follows:

Fiscal 2014 revenue missed the Company’s internal budget by 3% and Fiscal 2014 gross profit missed the Company’s internal budget by 1%.

Fiscal 2014 EBITDA less Capital Expenditures exceeded the Company’s internal budget by 39%.

The Company generated positive cash flow from operations.

IDT Telecom improved its technology infrastructure, including moving several on-line and mobile portals and functions to unified platforms, consolidation of back-end functions, and transitioning to proprietary switched from third party suppliers, while lagging behind target for migrating functions to the Cloud.

The Company significantly enhanced the Boss Revolution suite of products, including introducing Boss Revolution Unlimited (unlimited calling for a flat monthly fee) to dozens of countries, re-launching Call-Me, and introducing domestic and international closed loop cards, but failed to launch a GPR card.

The Company launched a web/mobile site with extensive functionality, but did not release an update of the Boss Revolution calling app or a payments app.

The Company did not grow its money remittance agent base to 1,000 agents, but processed in excess of 400,000 transactions during Fiscal 2015.

The Company completed the restructuring of IDT Europe Retail and, other than a one-time write-off related to a specific product, the business unit operated at break-even.

The Company maintained PCI Level 1 compliance. All Newark, NJ employees were relocated back to the Company’s owned 520 Broad Street headquarters, and the Company completed its sale of Fabrix, and all proceeds received in a tax efficient manner.

Bonus Awards for Fiscal 2015 Performance

In connection with such performance and accomplishments, management determined, in general, to modestly reduce the bonuses paid to some executive officers and other key employees from the levels paid in respect of Fiscal 2014. The following individual bonus levels were determined and paid in Fiscal 2016 in respect of Fiscal 2015:

Shmuel Jonas was paid a cash bonus of $330,000 in cash, a reduction from the $155,000 of cash plus $200,000 in Class B Common Stock paid in respect of Fiscal 2014. Mr. Jonas served as Chief Executive Officer of the Company for the entire Fiscal 2015 and was integrally involved in all strategic decisions and initiatives undertaken by the Company. He spearheaded the cost-cutting measures instituted during the fiscal year quarters that were instrumental in the bottom line performance of the Company. Mr. Jonas was an active participant in the sale process for Fabrix, from initiation to completion.

Marcelo Fischer was paid a cash bonus of $120,000, a reduction of $23,000 from the prior fiscal year’s bonus. As the principal financial officer of the Company, Mr. Fischer was involved in all decisions on budgeting, new initiatives, spending and otherwise related to IDT Telecom operations and execution of the initiatives that produced the Company’s operating and bottom line results. Mr. Fischer was a lead participant in implementing changes to the internal systems and in maintaining the financial discipline and implementing cost cutting that generated the Company’s cash flows and bottom line results. Mr. Fischer was a driver of the IDT Retail Europe restructuring, provided the financial analysis necessary for all such enterprises and played a significant role in the internal controls and other matters necessary to achieve and maintain PCI compliance.

Bill Pereira was paid a cash bonus of $600,000, unchanged from the prior year. As Chief Executive Officer of IDT Telecom, Mr. Pereira was the principal executive responsible for IDT Telecom’s performance and for implementing all initiatives related to new products and growth of sales of existing products. He oversaw the launch of new products and customer relationship initiatives, as well as changes to IDT Telecom infrastructure and internal compliance efforts. Mr. Pereira provided the strategic guidance in balancing current performance and investment in future growth and ensuring that the Company will have the offerings to drive performance in future periods.

Menachem Ash was paid a cash bonus of $85,000, the same bonus as he received for Fiscal 2014 performance. He also received a mid-year bonus of $25,000 upon completion of the Fabrix sale. Mr. Ash served as Executive Vice President of Strategy and Legal Affairs, and was actively involved in the legal aspects of many matters and dealing with third parties, including commercial relationships, strategic partnerships and disputes. In that capacity, he participated in implementing many of the initiatives that produced the Company’s results and growth potential. Mr. Ash was one of the principal individuals tasked with implementing the sale of Fabrix that was completed during Fiscal 2015.

Joyce Mason received a bonus of $65,000, a $10,000 reduction from the level of the prior fiscal year. As General Counsel, Ms. Mason guides corporate legal, disclosure and compliance policy, and plays an active role in major transactions and all aspects of corporate governance. She serves as Corporate Secretary for the Company and its subsidiaries and ensures ongoing compliance with corporate and regulatory requirements.

Howard Jonas did not receive a bonus for Fiscal 2015 performance.

Base Salaries

The Company pays base salaries to its executives intended to meet the goals and purposes outlined above. The base salaries of certain executives are set forth in written agreements with the Company, which agreements are described below. Subject to those written agreements, the base salaries are set by the Compensation Committee on an annual basis, based on presentations made by management. No changes were made to the base compensation of any executive officers for Fiscal 2016, and all such salaries remain at the Fiscal 2015 level.

Howard Jonas receives a cash base salary of $250,000 per annum, pursuant to the Third Amended and Restated Employment Agreement discussed below, that was entered into during Fiscal 2014. Pursuant to the Third Amended Agreement, on January 6, 2014, the Company granted Mr. Jonas 63,320 shares of Class B Common Stock, with a grant date value of $1,349,982, that vested and vest in January 2014, 2015 and 2016 as a portion of his base salary for the three-year term of that agreement, which expires on December 31, 2016.

Shmuel Jonas receives a base salary of $495,000 per annum. Marcelo Fischer receives a base salary of $395,000 per annum. Bill Pereira receives a base salary of $500,000 per annum, in accordance with his employment agreement with IDT Telecom. Mr. Ash receives a base salary of $370,000 per annum. Ms. Mason receives a base salary of $315,000 per annum.

Equity Grants during Fiscal 2015

On March 11, 2015, the Compensation Committee approved the following grants of restricted shares of Class B Common Stock, with a vesting of one-half on each of January 16, 2017 and July 16, 2018: Shmuel Jonas — 18,000 shares, Marcelo Fischer — 15,000 shares, Bill Pereira — 18,000 shares, Menachem Ash — 7,500 shares and Joyce Mason — 7,500 shares. The above grants are in addition to the grant to Shmuel Jonas on September 17, 2014 in connection with his bonus and the grant to Bill Pereira on January 12, 2015 in connection with his entry into the Amended and Restated Employment Agreement. The March 11, 2015 grants of restricted shares of Class B Common Stock to Named Executive Officers were part of a broader company-wide grant of 316,500 shares of restricted Class B Common Stock to incentivize certain employees over a three year period.

Goals for Fiscal Year 2016

At a meeting held on September 24, 2015, our Compensation Committee approved the following goals for Fiscal 2016:

•         Meet or exceed (i) budgeted Revenue and/or (ii) budgeted Gross Profit.

•         Meet or exceed budgeted EBITDA less Capital Expenditures.

•         Achieve positive cash flow.

•         Reorganize the Company into three separate entities, with goal to spin-off two business units to stockholders.

•         Continue to enhance Boss Revolution product platform including the introduction of new functionality and products.

•         Get closer to consumers by updating the Boss Revolution Calling App, providing for greater flexibility and expanding options for customers to access our systems and their accounts.

•         Significantly grow the Money Remittance business unit’s number of transactions processed via the retailer portal and website and advance payment functionality.

•         Grow the Company’s nascent IDT Retail offering.

•         Grow Net2Phone Office seats and other Net2Phone initiatives.

•         Have South American retail operations operate at break even or positive.

•         Continue to improve IDT Telecom technology infrastructure by reducing duplicate platforms when possible, improving internal systems and platforms, and moving a significant number of applications to the Cloud.

•         Maintain PCI Level 1 compliance.

•         Grow Zedge revenues by 25% while having it remain cash flow positive.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or awarded for performance during Fiscal 2015 and, where required, Fiscal 2014 and Fiscal 2013, to each of the Chief Executive Officer, the principal financial officer, the three other highest paid executive officers of the Company during Fiscal 2015, and Howard S. Jonas, the Chairman of the Board (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)

Shmuel Jonas	2015	$497,288		$330,000	$293,400	(4)	$—	$141,175	(5)	$1,261,863
Chief Executive Officer(3)	2014	$395,000		$155,000	$1,099,145	(6)	$—	$29,178	(5)	$1,678,323
	2013	$395,000		$155,000	$—	(7)	$—	$40,125	(5)	$590,125

Marcelo Fischer	2015	$396,546		$120,000	$244,500	(9)	$—	$37,850	(10)	$798,896
Senior Vice President – Finance (Principal Financial Officer)(8)	2014	$388,000		$143,000	$—		$—	$10,850	(11)	$541,850
	2013	$388,000		$127,000	$—	(12)	$—	$13,250	(13)	$528,250

Bill Pereira	2015	$501,923		$600,000	$809,150	(15)	$—	$40,563	(16)	$1,951,636
Chief Executive Officer and President of IDT Telecom, Current Board Member(14)	2014	$500,000		$600,000	$—		$—	$12,083	(17)	$1,112,083
	2013	$500,000		$600,000	$—	(18)	$—	$47,750	(19)	$1,147,750

Menachem Ash	2015	$371,423		$110,000	$122,250	(21)	$—	$33,120	(22)	$636,793
Executive Vice President of Strategy and Legal Affairs(20)	2014	$370,000		$85,000	$—		$—	$10,677	(23)	$465,677
	2013	$368,654		$85,000	$—	(24)	$—	$15,000	(25)	$468,454

Joyce J. Mason	2015	$316,229		$65,000	$122,250	(27)	$—	$14,850	(28)	$518,329
Executive Vice President, General Counsel and Corporate Secretary(26)

Howard S. Jonas	2015	$250,961		$—	$—		$—	$64,587	(30)	$315,549
Chairman of the Board(29)	2014	$152,308		$—	$1,349,982	(31)	$—	$389,248	(32)	$1,891,538
	2013	$35,000	(33)	$—	$662,000	(34)	$—	$1,120,684	(35)	$1,817,684

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with that of the Company and its stockholders. The Named Executive Officers were awarded bonuses based on certain accomplishments in respect of the relevant fiscal year., as set forth in the Compensation Discussion and Analysis above. The Company does not target any specific proportion of total compensation in setting base salary and bonus compensation. The amounts shown in the bonus column for Fiscal 2013 have been restated from prior years’ proxy statements to include bonuses that were paid after the close of a fiscal year for services performed during the fiscal year, and exclude bonuses that were paid during the fiscal year for services performed during the prior fiscal year, pursuant to a comment letter that the Company received from the Securities and Exchange Commission on January 14, 2014.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards and option awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 17 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2015. Restricted Class B Common stockholders are entitled to receive any dividends paid on Class B Common Stock of the Company. The amounts shown in this column for Fiscal 2013 do not include the aggregate grant date fair value of restricted stock awards or option awards that were granted to the Named Executive Officers by the Company’s former subsidiary, Straight Path Communications, Inc., which was spun off on July 31, 2013.

(3)      Shmuel Jonas served as Chief Operating Officer from June 24, 2012 until December 31, 2013, and was elected Chief Executive Officer as of January 1, 2014.

(4)      Consists of the value of 18,000 restricted shares Class B Common Stock granted on March 11, 2015 to vest as to 9,000 shares on each of January 16, 2017 and July 16, 2018. Does not include 12,414 restricted shares Class B Common Stock granted on September 17, 2014 to vest as to 4,138 shares on each of September 17, 2015, 2016 and 2017 because these shares were granted as a bonus to Shmuel Jonas in connection with his service to the Company during Fiscal 2014 and, therefore, these shares are included in Fiscal 2014 stock awards.

(5)      Represents dividends paid on shares of unvested restricted Class B Common Stock.

(6)      Consists of (i) the value of a grant of 42,215 restricted shares Class B Common Stock granted on January 6, 2014 to vest as to 11,727 shares on January 5, 2015, 14,071 shares on January 5, 2016 and 16,417 shares on January 5, 2017; and (ii) 12,414 restricted shares Class B Common Stock granted on September 17, 2014 to vest as to 4,138 shares on each of September 17, 2015, 2016 and 2017. The stock grant issued to Shmuel Jonas on January 6, 2014 was granted in connection with his election as Chief Executive Officer of the Company. The stock grant issued to Shmuel Jonas on September 17, 2014 (during Fiscal 2015) is included above because it was granted as a bonus to Shmuel Jonas in connection with his service to the Company during Fiscal 2014.

(7)      In connection with the spin-off of Straight Path from IDT, Shmuel Jonas received 17,750 restricted shares of Straight Path Class B common stock in respect of restricted shares Class B common stock of IDT held on the date of the spin-off. Because such grants were made by an entity other than IDT, and shares were issued in securities of another entity, they are not reflected in the values set forth in the table.

(8)      Mr. Fischer was appointed as Senior Vice President–Finance on October 31, 2011, and is the principal financial officer of the Company.

(9)      Consists of the value of a grant of 15,000 restricted shares Class B Common Stock granted on March 11, 2015 to vest as to 7,500 shares on each of January 16, 2017 and July 16, 2018.

(10)   Consists of (i) $35,850 in dividends paid on shares of unvested restricted Class B Common Stock that were held by Marcelo Fischer and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(11)   Consists of (i) $8,850 in dividends paid on shares of unvested restricted Class B Common Stock that were held by Marcelo Fischer and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(12)   In connection with the spin-off of Straight Path from IDT, Marcelo Fischer received 7,500 restricted shares of Straight Path Class B common stock in respect of restricted shares Class B common stock of IDT held on the date of the spin-off and 1,529 options to purchase Class B common stock of Straight Path in respect of options to purchase Class B common stock of IDT held on the date of the spin-off. Because such grants were made by an entity other than IDT, and shares and options were issued in securities of another entity, they are not reflected in the values set forth in the table.

(13)   Consists of (i) $11,250 in dividends paid on shares of unvested restricted Class B Common Stock that were held by Marcelo Fischer and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(14)   Mr. Pereira served as Chief Financial Officer of the Company until October 28, 2011, at which time he was appointed as Chief Executive Officer and President of IDT Telecom. Mr. Pereira does not receive compensation for his role as a director of the Company.

(15)   Consists of (i) the value of a grant of 25,000 restricted shares Class B Common Stock granted on January 12, 2015 to vest as to 8,334 shares on January 5, 2016 and as to 8,333 shares on each of January 5, 2017 and 2018; and (ii) 18,000 restricted shares Class B Common Stock granted on March 11, 2015 to vest as to 9,000 shares on each of January 16, 2017 and July 16, 2018.

(16)   Consists of (i) $38,563 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Pereira and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(17)   Consists of (i) $10,083 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Pereira and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(18)   In connection with the spin-off of Straight Path from IDT, Bill Pereira received 17,333 restricted shares of Class B common stock of Straight Path in respect of restricted shares Class B common stock of IDT and 1,529 options to purchase Class B common stock of Straight Path in respect of options to purchase Class B common stock of IDT held on the date of the spin-off. Because such grants were made by an entity other than IDT, and shares and options were issued in securities of another entity, they are not reflected in the values set forth in the table.

(19)   Consists of (i) $45,750 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Pereira and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(20)   Mr. Ash has served as Executive Vice President of Strategy and Legal Affairs since October 23, 2012.

(21)   Consists of the value of a grant of 7,500 restricted shares Class B Common Stock granted on March 11, 2015 to vest as to 3,750 shares on each of January 16, 2017 and July 16, 2018.

(22)   Consists of (i) $31,120 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Ash and (ii) $2,000, which represents the value of IDT Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(23)   Consists of (i) $8,667 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Ash and (ii) $2,000, which represents the value of IDT Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(24)   In connection with the spin-off of Straight Path from IDT, Menachem Ash received 7,833 restricted shares of Class B common stock of Straight Path in respect of restricted shares Class B common stock of IDT held on the date of the spin-off. Because such grants were made by an entity other than IDT, and shares were issued in securities of another entity, they are not reflected in the values set forth in the table.

(25)   Consists of (i) $13,000 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Mr. Ash and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(26)   Joyce Mason has served as an Executive Vice President of the Company since December 1998 and as General Counsel and Corporate Secretary of the Company from its inception in 1990. Ms. Mason was not a Named Executive Officer in Fiscal 2014 or Fiscal 2013.

(27)   Consists of the value of a grant of 7,500 restricted shares Class B Common Stock granted on March 11, 2015 to vest as to 3,750 shares on each of January 16, 2017 and July 16, 2018.

(28)   Consists of (i) $12,850 in dividends paid on shares of unvested restricted Class B Common Stock that were granted to Ms. Mason and (ii) $2,000, which represents the value of IDT Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(29)   Howard Jonas served as Chief Executive Officer from October 22, 2009 until December 31, 2013 and has served as Chairman of the Board since December 11, 2002.

(30)   Represents dividends paid on shares of unvested restricted Class B Common Stock.

(31)   The value of a grant of 63,320 restricted shares Class B Common Stock with the following vesting schedule: 21,106 shares vested January 5, 2014 and 21,107 shares are to vest on each of January 5, 2015 and January 5, 2016. The stock grant issued to Howard Jonas was pursuant to the Third Amended and Restated Employment Agreement between the Company and Howard Jonas.

(32)   Consists of (i) $387,248 in dividends paid on shares of unvested restricted Class B Common Stock that were held by Howard Jonas in connection with his employment agreement described below and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

(33)   Amounts listed as base salary for Howard Jonas in Fiscal 2013 were amounts paid in order to facilitate the provision of employee benefits to Howard Jonas and allow for salary deductions to pay the employee portion of the costs thereof by Howard Jonas under Company policy.

(34)   This amount represents a $662,000 compensation cost, computed in accordance with FAS 123R, in connection with a grant of ten percent (10%) of the common stock of the Company’s former subsidiary, Straight Path IP Group, Inc. (f/k/a Innovative Communications Technologies, Inc.) (“SPIP”). SPIP holds patents related to VOIP technology and was part of the spin-off of Straight Path Commutations, Inc. on July 31, 2013. The grant of SPIP common stock was approved by the Company’s Compensation Committee in recognition of Mr. Jonas’ contribution to the monetization of these patents. In addition, in connection with the spin-off of Straight Path from IDT, Howard Jonas received 745,789 restricted shares of Straight Path Class B common stock in respect of restricted shares Class B common stock of IDT held on the date of the spin-off. Because such grants were made by an entity other than IDT, and shares were issued in securities of another entity, they are not reflected in the values set forth in the table.

(35)   Consists of (i) $1,118,684 in dividends paid on shares of unvested restricted Class B Common Stock that were held by Howard Jonas in connection with his employment agreement described below and (ii) $2,000, which represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) plan.

Employment Agreements

Howard S. Jonas: On October 28, 2011, the Company and Howard Jonas entered into the Second Amended and Restated Employment Agreement (the “Second Revised Jonas Agreement”) with a term from October 28, 2011 to December 31, 2013. Pursuant to the Second Revised Jonas Agreement, Howard Jonas was entitled to receive an annual cash base salary of $50,000 and 883,333 restricted shares of Common Stock (which were later converted to Class B Common Stock) and 1,176,427 restricted shares of Class B Common Stock in lieu of a cash base salary from January 1, 2009 through December 31, 2013.

On October 28, 2011, the Company spun off its subsidiary, Genie Energy Ltd. Since the spin-off, Howard Jonas has served as the Chairman of the Board of Genie Energy and, since January 1, 2014, also as Chief Executive Officer of Genie Energy.

On November 29, 2013, the Company announced that Howard Jonas would step down as Chief Executive Officer of the Company on December 31, 2013, but would remain Chairman of the Board. On December 20, 2013, the Company and Howard Jonas entered into the Third Amended and Restated Employment Agreement (the “Third Revised Jonas Agreement”) with a term from January 1, 2014 to December 31, 2016. The Third Revised Jonas Agreement is automatically extendable for additional one-year periods unless the Company or Howard Jonas notifies the other within ninety days of the end of the term that the agreement will not be extended. Pursuant to the Third Revised Jonas Agreement, Howard Jonas (i) will serve as Chairman of the Board of Directors of the Company, (ii) will receive an annual cash base salary of $250,000 and (iii) received a grant of 63,320 restricted shares of Class B Common that vest in equal amounts on January 5th of 2014, 2015 and 2016.

Bill Pereira: On April 29, 2009, the Company and Mr. Pereira entered into an Employment Agreement (the “Original Pereira Agreement”), pursuant to which Mr. Pereira received an annual base salary of $435,000 from January 2, 2009 through January 1, 2012 (the term of the Original Pereira Agreement). In addition, Mr. Pereira was entitled to participate in any established bonus program for senior executive management. Among other things, the Original Pereira Agreement provided that Mr. Pereira would serve as Chief Financial Officer of the Company.

Mr. Pereira resigned as Chief Financial Officer of the Company on October 28, 2011 and was appointed as the Chief Executive Officer of IDT Telecom, the Company’s subsidiary, on October 31, 2011. On November 22, 2011, Mr. Pereira and IDT Telecom entered into an Employment Agreement (the “Revised Pereira Agreement”), which terminated the Original Pereira Agreement, pursuant to which Mr. Pereira received an annual base salary of $500,000 from November 22, 2011 to December 31, 2014 (the term of the Revised Pereira Agreement). In addition, Mr. Pereira was entitled to participate in any established bonus program for senior executive management as approved by the Compensation Committee. Mr. Pereira also received, on November 22, 2011, (i) a grant of options to purchase 7,750 shares of the Company’s Class B Common Stock with an exercise price equal to the fair market value on the date of grant ($12.67) and an expiration date of November 21, 2021 and (ii) a grant of 25,000 restricted shares of the Company’s Class B Common Stock. Such options and restricted stock were granted pursuant to the Company’s 2005 Plan, and vest in equal annual installments on the first through the third anniversaries of November 22, 2011. Among other things, the Revised Pereira Agreement provided that Mr. Pereira would serve as Chief Executive Officer of IDT Telecom. The Revised Pereira Agreement was automatically extendable for additional one-year periods unless IDT Telecom or Mr. Pereira notified the other within ninety days of the end of the term that the agreement would not be extended.

On January 12, 2015, Mr. Pereira and IDT Telecom entered into an Amended and Restated Employment Agreement, which amended and restated the Revised Pereira Agreement, pursuant to which Mr. Pereira receives an annual base salary of $500,000 from January 1, 2015 to December 31, 2017 (the term of the Second Revised Pereira Agreement). In addition, Mr. Pereira is entitled to participate in any established bonus program for senior executive management as approved by the Compensation Committee. Mr. Pereira also received, on January 12, 2015, a grant of 25,000 shares of the Company’s restricted Class B Common Stock, which was granted pursuant to the Company’s 2015 Plan, and vest in three equal annual installments commencing on January 5, 2016. Among other things, the Second Revised Pereira Agreement provides that Mr. Pereira will serve as Chief Executive Officer of IDT Telecom. The Second Revised Pereira Agreement is automatically extendable for additional one-year periods unless IDT Telecom or Mr. Pereira notifies the other within ninety days of the end of the term that the agreement will not be extended.

In addition, including pursuant to their employment agreements, executives are eligible to receive bonuses based upon performance, including the specific financial and other goals set by the Compensation Committee of the Board of Directors.

Menachem Ash, Shmuel Jonas and Joyce Mason do not have employment agreements with the Company or any of its subsidiaries. On November 13, 2008, Mr. Fischer and the Company entered into a Confidential Release and Retention Agreement, which is described below under “Potential Payments Upon Termination or Change-in-Control.”

Grants of Plan-Based Awards

The following table sets forth information concerning the number of shares of Class B Common Stock underlying restricted stock awards under the Company’s 2005 Plan and 2015 Plan, granted to the Named Executive Officers in Fiscal 2015. There are no estimated future payouts in connection with such awards. There were no stock option awards to Named Executive Officers in Fiscal 2015.

Name	Compensation Committee Approval	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)		Grant Date Fair Value of Stock and Option Awards(2)
Shmuel Jonas	03/11/2015	03/11/2015	18,000	(3)	$293,400
	09/17/2014	09/17/2014	12,414	(4)	199,121

Marcelo Fischer	03/11/2015	03/11/2015	15,000	(5)	244,500

Bill Pereira	03/11/2015	03/11/2015	18,000	(6)	293,400
	12/15/2014	01/12/2015	25,000	(7)	515,750

Menachem Ash	03/11/2015	03/11/2015	7,500	(8)	122,250

Joyce J. Mason	03/11/2015	03/11/2015	7,500	(8)	122,250

Howard S. Jonas	—	—	—		—

____________

(1)      The restricted stock grants prior to January 1, 2015 were made pursuant to the 2005 Plan. All restricted stock grants as of January 1, 2015 were made pursuant to the 2015 Plan. There is no purchase price associated with the grants of restricted stock.

(2)      Represents the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.

(3)      Shares vest as follows: 9,000 shares on January 16, 2017 and 9,000 shares on July 16, 2018.

(4)      Shares vest as follows: 4,138 shares vested on September 17, 2015; 4,138 shares on each of September 17, 2016 and September 17, 2017.

(5)      Shares vest as follows: 7,500 shares on January 16, 2017 and 7,500 shares on July 16, 2018.

(6)      Shares vest as follows: 9,000 shares on January 16, 2017 and 9,000 shares on July 16, 2018.

(7)      Shares vest as follows: 8,334 shares on January 5, 2016 and 8,333 shares on each of January 5, 2017 and January 5, 2018.

(8)      Shares vest as follows: 3,750 shares on January 16, 2017 and 3,750 shares on July 16, 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)
Shmuel Jonas	—	—	—	—	60,902	(2)	$1,036,552

Marcelo Fischer	—	—	—	—	15,000	(3)	$255,300

Bill Pereira	10,222	—	16.18	04/22/2020	43,000	(4)	$731,860

Menachem Ash	—	—	—	—	7,500	(5)	$127,650

Joyce J. Mason	10,000	—	16.18	04/22/2020	7,500	(5)	$127,650
	5,555	—	18.49	07/21/2018

Howard S. Jonas	—	—	—	—	21,107	(6)	$359,241

____________

(1)      Market value is computed by multiplying the closing market price of our Class B Common Stock on July 31, 2014 ($17.02) by the number of restricted shares Class B Common Stock that had not vested as of July 31, 2015.

(2)      Shares of restricted Class B Common Stock to vest as follows: 4,138 on each of September 17, 2015, September 17, 2016 and September 17, 2017; 14,071 on January 5, 2016 and 16,417 on January 5, 2017; 9,000 on each of January 16, 2017 and July 16, 2018.

(3)      Shares of restricted Class B Common Stock to vest as follows: 7,500 on January 16, 2017 and 7,500 on July 16, 2018.

(4)      Shares of restricted Class B Common Stock to vest as follows: 8,334 on January 5, 2016, 8,333 on each of January 5, 2017 and January 5, 2018; 9,000 on each of January 16, 2017 and July 16, 2018.

(5)      Shares of restricted Class B Common Stock to vest as follows: 3,750 on each of January 16, 2017 and July 16, 2018.

(6)      Shares of restricted Class B Common Stock to vest on January 5, 2016.

Option Exercises and Stock Vested

The following table sets forth information regarding the shares of restricted Class B Common Stock that vested for each of the Named Executive Officers in Fiscal 2015. There were no stock options exercised by Named Executive Officers in Fiscal 2015.

	Restricted Stock Awards
Name	Number of Shares Acquired Upon Vesting (#)	Number of Shares Withheld to Cover Taxes	Value Realized on Vesting ($)(1)
Shmuel Jonas	29,227	11,107	$555,843
Marcelo Fischer	15,000	6,226	$274,800
Bill Pereira	8,333	3,105	$143,160
Menachem Ash	14,000	5,176	$256,480
Joyce J. Mason	5,000	2,183	$91,600
Howard S. Jonas	21,107	—	$423,406

____________

(1)      The value of restricted stock realized upon vesting represents the total number of shares acquired on vesting (without regard to the amount of shares withheld to cover taxes) and is based on the closing price of the Class B Common Stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Marcelo Fischer: On November 13, 2008, Mr. Fischer and the Company entered into a Confidential Release and Retention Agreement (the “Fischer Agreement”), pursuant to which the Company shall pay Mr. Fischer (or his estate) a severance payment of $550,000 in the event he is terminated without “cause,” as defined in the Fischer Agreement, or in the event of Mr. Fischer’s death or disability. Mr. Fischer has agreed not to compete with the Company for a period of one year following the termination of his employment.

Howard Jonas: Under the terms of the Third Revised Jonas Agreement, in the event of Howard Jonas’ death or disability, or in the event the Company terminates Howard Jonas’ employment without “cause” or Howard Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” any unvested restricted stock or other equity grant granted in connection with Howard Jonas’ service to the Company shall vest. In the event of Howard Jonas’ death, or in the event the Company terminates Howard Jonas’ employment without “cause” or Howard Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” the Company shall pay Howard Jonas’ estate a lump sum payment equal to twelve (12) months of Howard Jonas’ annual base salary (at the rate in effect on the date of his death). Howard Jonas has agreed not to compete with the Company for a period of one year following the termination of his agreement (other than termination of his employment for “good reason” or by the Company other than for “cause”). In the event that Howard Jonas is terminated for “cause,” the restrictions shall lapse on the pro-rata portion of the unvested restricted stock for the time served between January of that year and the date of termination.

Bill Pereira: Under the terms of the Second Revised Pereira Agreement, in the event of Mr. Pereira’s death or disability, the Company shall pay Mr. Pereira or his estate a death/disability benefit equal to $1,225,000, one-half to be paid within sixty (60) days of termination, and one-half to be paid monthly in equal installments over the six month period following the date of the initial payment. If Mr. Pereira is terminated without “cause,” if he voluntarily terminates his employment with “good reason,” each as defined in the Second Revised Pereira Agreement, or if IDT Telecom does not extend the term of the agreement upon its expiration, (i) he is entitled to a payment equal to the greater of (a) his annual base salary at the rate in effect on the termination date and (b) $1,225,000; one-half paid upon the effective date of a release agreement and one-half paid monthly over the following six month period and (ii) all awards granted under the Company’s incentive plan shall vest (and the restrictions thereon lapse). A “change in control” is deemed to be “good reason” under the Second Revised Pereira Agreement. Mr. Pereira has agreed not to compete with the Company for a period of one year following the termination of his agreement.

All Named Executive Officers: The Named Executive Officers have all been granted stock options and/or restricted stock pursuant to the Company’s 2005 Plan and the 2015 Plan. Under the 2005 Plan and the 2015 Plan, in the event of “change in control” (other than a “change in control” which is also a “corporate transaction”), each as defined in the Company’s 2005 Plan, (i) each option award which is outstanding at the time of the change in control automatically becomes fully vested and exercisable, and (ii) each share of restricted stock is released from any restrictions on transfer and repurchase or forfeiture rights. All severance payments are contingent on Named Executive Officers executing the Company’s standard release agreement.

The Named Executive Officers are subject to the Company’s Severance Pay and Plan Document (the “Severance Plan”), which was adopted by the Board on October 14, 2015. Under the Severance Plan, U.S. employees who are terminated without case are entitled, in specific instances as set forth in the Severance Plan, to severance payments as follows: (i) Employees who started on our before August 1, 2009 shall receive four weeks for each completed year of service and two weeks for each completed period of service that is less than one year of service but greater than six months of service or (ii) Employees who started after August 1, 2009 shall receive two weeks for each completed year of service and one week for each completed period of service that is less than one year of service but greater than six months of service. Such severance payments are capped at 52 weeks. If a Named Executive Officers is entitled to a greater severance payment pursuant to an agreement, the greater severance payment shall control. The Severance Plan was not in effect on July 31, 2015; therefore, amounts due under the Severance Policy are not included in the chart below.

The following table sets forth quantitative information with respect to potential payments to be made to each of the Named Executive Officers upon termination in various circumstances and/or a change in control of the Company (each an “Event”), assuming the Event took place on July 31, 2015, using the closing price of the Company’s Class B Common Stock on July 31, 2015 ($17.02). The potential payments are based on agreements entered into by Named Executive Officers with the Company, discussed above, the 2005 Plan and the 2015 Plan. The value of each restricted share is computed by multiplying the closing market price per share of the Company’s Class B Common Stock on July 31, 2015 ($17.02) by the number of unvested shares of restricted Class B Common Stock held by the Named Executive Officer on that date.

Name	Event of Death or Disability ($)	Change In Control ($)		Termination For Cause ($)	Voluntary Termination without Good Reason ($)	Termination Without Cause/Voluntary Termination for Good Reason ($)
Shmuel Jonas
Restricted Shares	—	$1,036,522	(1)	—	—	—
Severance	—	—		—	—	—

Marcelo Fischer
Restricted Shares	—	$255,300	(2)	—	—	—
Severance	$550,000	—		—	—	$550,000	(3)

Bill Pereira
Restricted Shares	—	$731,860	(4)	—	—	$731,860	(4)
Severance	$1,225,000	$1,225,000		—	—	$1,225,000	(5)

Menachem Ash
Restricted Shares	—	$127,650	(6)	—	—	—
Severance	—	—		—	—	—

Name	Event of Death or Disability ($)		Change In Control ($)		Termination For Cause ($)		Voluntary Termination without Good Reason ($)	Termination Without Cause/Voluntary Termination for Good Reason ($)
Joyce J. Mason
Restricted Shares	$—		$127,650	(7)	$—		—	$—
Severance	$—		$—		—		—	$—

Howard S. Jonas
Restricted Shares	$359,241	(8)	$359,241	(8)	$209,550	(9)	—	$359,241	(8)
Severance	$250,000	(10)	$250,000		—		—	$250,000

____________

(1)      Represents the accelerated vesting of 60,902 shares of restricted Class B Common Stock.

(2)      Represents the accelerated vesting of 15,000 shares of restricted Class B Common Stock.

(3)      If Mr. Fischer resigns for any reason, his severance payment would be $0.

(4)      Represents the accelerated vesting of 43,000 shares of restricted Class B Common Stock.

(5)      If the term of the Second Revised Pereira Agreement is not extended by IDT Telecom, Mr. Pereira will receive a payment of $1,225,000, one-half upon the effective date of a release agreement and one-half monthly over the following six month period, and immediate vesting of all equity grants.

(6)      Represents the accelerated vesting of 7,500 shares of restricted Class B Common Stock.

(7)      Represents the accelerated vesting of 7,500 shares of restricted Class B Common Stock.

(8)      Represents the accelerated vesting of 21,107 shares of restricted Class B Common Stock.

(9)      Represents the accelerated vesting of 12,312 shares of restricted Class B Common Stock.

(10)   If Howard Jonas becomes disabled, his severance payment would be $0.

PROPOSAL REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Third Restated Certificate of Incorporation, the authorized number of members of the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five. There are currently five directors on the Board of Directors. The current terms of all of the serving directors expire at the Annual Meeting. All five of the directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Michael Chenkin, Eric F. Cosentino, Howard S. Jonas, Bill Pereira and Judah Schorr, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2016 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast for or against a director nominee at the Annual Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Michael Chenkin has been a director of the Company since October 16, 2013. Mr. Chenkin is a Certified Public Accountant and worked in the Audit Department of Coopers and Lybrand from 1974 to 1993 and as a consultant to the securities industry from 1993 to 2008 with an emphasis on business implementation, internal controls, compliance and regulatory matters for large financial institutions. Mr. Chenkin received a Bachelor of Science degree from Cornell University and a Master of Business Administration from Columbia University.

Key Attributes, Experience and Skills:

Mr. Chenkin’s diverse business experiences as a Certified Public Accountant — working as an auditor for a large multi-national accounting firm for close to 20 years — and consulting for large financial institutions for 15 years, offer valuable insights to the Board of Directors, particularly given the enhanced accounting rules and regulations affecting public companies. Mr. Chenkin’s strong accounting background, as well as his M.B.A. from Columbia University, provides financial and audit-related expertise to the Board of Directors.

Eric F. Cosentino has been a director of the Company since February 2007. Rev. Cosentino has been a director of Zedge Holdings, Inc., a subsidiary of the Company, since September 2008 and a member of the National Association of Corporate Directors (NACD) since March 2009. Rev. Cosentino has been an NACD Governance Fellow since 2014, when he completed NACD’s comprehensive program study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices. Rev. Cosentino served on the Board of Directors of a Company subsidiary, IDT Entertainment, until it was sold to Liberty Media in 2006. Rev. Cosentino was the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until his retirement in 2014. He remains canonically resident in the Episcopal Diocese of New York. He began his ordained ministry in 1984 as curate (assistant) at St. Elizabeth’s Episcopal Church in Ridgewood, Bergen County, New Jersey. He has also served on the Board of Directors of the Evangelical Fellowship Anglican Communion of New York. Rev. Cosentino has published articles and book reviews for The Episcopal New Yorker, Care & Community, and Evangelical Journal. Rev. Cosentino received a B.A. from Queens College and a M.Div. from General Theological Seminary, New York.

Key Attributes, Experience and Skills:

Rev. Cosentino has strong leadership skills, having served as the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until 2014. As Chairman of the Company’s Corporate Governance Committee, Rev. Cosentino has become well-versed in corporate governance issues by attending seminars and joining the National Association of Corporate Directors in March 2009. Rev. Cosentino’s long tenure as a director of the Company and of Zedge Holdings, as well as former subsidiary, IDT Entertainment, brings extensive knowledge of our Company to the Board.

Howard S. Jonas founded IDT in August 1990, and has served as Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of the Company from October 2009 through December 2013 and from December 1991 until July 2001. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979. Since January 2014, Mr. Jonas has served as the Chief Executive Officer of Genie Energy Ltd, a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the board of directors of Genie Energy since the spin-off. Mr. Jonas also serves as the Chairman of the Board of CTM Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Howard Jonas brings tremendous knowledge of all aspects of our Company and each industry in which it is involved to the Board. Howard Jonas’ service as Chairman of the Board creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the businesses of the Company. In addition, having Howard Jonas on the Board provides our Company with effective leadership.

Bill Pereira has served as a member of the Company’s Board of Directors and as the Chief Executive Officer, President and Co–Chairman of IDT Telecom since October 31, 2011. Mr. Pereira served as Chief Financial Officer of the Company from January 2009 until October 2011, and served as the Treasurer from January 2009 to December 2010. Previously, he served as Executive Vice President of Finance for the Company from January 2008 to January 2009. Mr. Pereira initially joined the Company in December 2001 when the Company bought Horizon Global Trading, a financial software firm where he was a managing partner. In February 2002, Mr. Pereira joined Winstar Communications, a subsidiary of the Company, as a Senior Vice President of Finance. Mr. Pereira was promoted to CFO of Winstar Communications, a position he held until 2006 when he was named a Senior Vice President of the Company responsible for financial reporting, budgeting and planning. Prior to joining the Company, Mr. Pereira worked for a number of companies in the financial sector, including Prudential Financial, SBC Warburg and UBS. Mr. Pereira received a B.S. from Rutgers University and an M.B.A. from the New York University Stern School of Business.

Key Attributes, Experience and Skills:

Mr. Pereira’s history with the Company, particularly his nearly three-year tenure as Chief Financial Officer of the Company, brings extensive knowledge of the Company’s business divisions. Mr. Pereira’s financial background, coupled with his first-hand knowledge of the Company’s financial reporting and internal audit process, provides financial expertise to the Board. Mr. Pereira’s successful leadership of the Company’s turn-around plan provides valuable insight to the Board.

Judah Schorr has been a director of the Company since December 2006. Dr. Schorr founded Judah Schorr MD PC in 1994, an anesthesia provider to hospitals, ambulatory surgery centers and medical offices, and has been its President and owner since its inception, as well as the President of its subsidiary, Tutto Anesthesia. Dr. Schorr is an attending physician at Anesthesia Services at Bergen Regional Medical Center, the largest hospital in the state of New Jersey, and the Managing Partner of Chavrusa Realty Corp., a commercial real-estate company in Long Island, New York. Dr. Schorr received his B.S. in Psychology from Brooklyn College and his M.D. from the University of Trieste Faculty of Medicine and Surgery in Italy.

Key Attributes, Experience and Skills:

Through Dr. Schorr’s career as an entrepreneur driving the growth of Judah Schorr MD PC and Chavrusa Realty Corp., he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company. Dr. Schorr’s tenure as a member of the Board and its Compensation, Corporate Governance and Audit Committees brings useful compliance insights to the Board.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Shmuel Jonas	34	Chief Executive Officer and Named Executive Officer
Howard S. Jonas	59	Chairman of the Board of Directors, Director and Director Nominee and Named Executive Officer
Marcelo Fischer	48	Senior Vice President of Finance and Named Executive Officer
Bill Pereira	50	Director, Director Nominee, Chief Executive Officer and President of IDT Telecom and Named Executive Officer
Joyce J. Mason	56	Executive Vice President, General Counsel, Corporate Secretary and Named Executive Officer
Mitch Silberman	47	Chief Accounting Officer and Controller
Menachem Ash	43	Executive Vice President of Strategy and Legal Affairs and Named Executive Officer
Anthony S. Davidson	47	Senior Vice President — Technology
Michael Chenkin	64	Director and Director Nominee
Eric F. Cosentino	58	Director and Director Nominee
Judah Schorr	63	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and named executive officers, except Howard S. Jonas and Bill Pereira, whose information is set forth above in Proposal No. 1:

Shmuel Jonas has served as Chief Executive Officer of the Company since January 2014. Mr. Jonas served as Chief Operating Officer of the Company from June 2010 through December 2013. Mr. Jonas joined the Company in June 2008 and served as a Vice President until June 2009 when he was elected to serve as the Company’s Vice President of Operations. Since 2004, Mr. Jonas has been the managing member of Arlington Suites, LLC, manager of a thirty million dollar mixed-use ground up development project in Bronx, New York. From 2006 through 2008, Mr. Jonas was a partner in a 160‑unit garden apartment complex in Memphis, Tennessee. Between 2004 and 2005, Mr. Jonas owned and operated various businesses in the food industry, including BID Distribution, a distributor and marketer of frozen desserts to grocery stores and food service operations.

Marcelo Fischer has served as the Company’s Senior Vice President–Finance (the Company’s principal financial officer position) since October 31, 2011 and as Chief Financial Officer of IDT Telecom since June 2007. Mr. Fischer also served as the Company’s Senior Vice President of Finance from March 2007 to June 2007. Mr. Fischer served as the Company’s Chief Financial Officer and Treasurer from June 2006 to March 2007, as the Company’s Controller from May 2001 until June 2006 and as Chief Accounting Officer from December 2001 until June 2006. Prior to joining the Company, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received a B.A. from the University of Maryland and an M.B.A. from the New York University Stern School of Business.

Joyce J. Mason has served as an Executive Vice President of the Company since December 1998 and as General Counsel and Corporate Secretary of the Company from its inception. Ms. Mason also served as a director of the Company from its inception until December 2006. In addition, Ms. Mason is currently a director of Zedge Holdings, Inc., a subsidiary of the Company, and she also served as a director of IDT Telecom from December 1999 until May 2001 and as a director of Net2Phone from October 2001 until October 2004. Prior to joining the Company,

Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Mitch Silberman has served as the Company’s Chief Accounting Officer and Controller since June 2006. Mr. Silberman joined the Company in October 2002 as Director of Financial Reporting until his promotion to Assistant Controller in October 2003. Prior to joining the Company, Mr. Silberman was a senior manager at KPMG LLP, where he served in the firm’s Biotechnology and Pharmaceutical practice. Prior to KPMG, Mr. Silberman worked for Grant Thornton LLP, serving in the firm’s Telecommunications, Service and Technology practice. Mr. Silberman, a Certified Public Accountant, received a Bachelor of Science in Accounting from Brooklyn College.

Menachem Ash has served as the Company’s Executive Vice President of Strategy and Legal Affairs since October 2012. Mr. Ash served as the managing attorney of the Company’s legal department from June 2011 to October 2012. Mr. Ash has served as senior counsel to several IDT divisions since he joined the Company in July 2004, including IDT Telecom and IDT Carmel. Prior to joining the Company, Mr. Ash served as General Counsel to Telstar International, Inc., a telecommunications services provider. Mr. Ash also worked at KPMG as a senior associate in its tax group focusing on financial services and technology companies. He is a graduate of Brooklyn College and the Benjamin N. Cardozo School of Law.

Anthony S. Davidson has served as Senior Vice President — Technology of the Company since December 2014. Mr. Davidson has also served as Executive Vice President — Carrier Operations of IDT Telecom since 2003 and in several different senior management positions in finance, technology and commercial operations and corporate development at IDT Investments and IDT Telecom since January 2000. Prior to joining IDT, Mr. Davidson served as Director of Finance at a small, privately held satellite television programming company in New Jersey and was previously a middle market relationship manager at Fleet Bank in Albany, NY. He holds a B.A. from Williams College and an M.B.A. from Cornell University.

Relationships among Directors or Executive Officers

Howard S. Jonas and Joyce J. Mason are brother and sister. Howard Jonas and Shmuel Jonas are father and son. Joyce J. Mason and Shmuel Jonas are aunt and nephew. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S
2015 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2015 Stock Option and Incentive Plan (the “2015 Plan”) that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 100,000 shares. The Board of Directors adopted the proposed amendment to the 2015 Plan on September 24, 2015, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 100,000 shares is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2015 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation (ii) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (iii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2015 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2015 Plan, as proposed to be amended. A copy of the 2015 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2015 PLAN

Pursuant to the 2015 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. There are approximately 1,252 employees and directors eligible for grants under the Plan. Options granted under the 2015 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the 2015 Plan.

The maximum number of shares reserved for the grant of awards under the 2015 Plan is 600,000 shares of Class B Common Stock (including the 100,000 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2015 Plan. Subject to the provisions of the 2015 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2015 Plan and may at any time adopt such rules and regulations for the 2015 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2015 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2015 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2015 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2015 Plan).

Each non-employee director will receive 4,000 shares of Class B Common Stock annually. New non-employee directors will receive a pro-rata amount (based on projected quarters of service for such calendar year following the grant date) of such annual grant on their date of initial election and qualification as a non-employee director. The grant date for incumbent annual non-employee director grants will be each January 5th (or the next business day).

The 2015 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2015 Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the 2015 Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Class B Common Stock on the date of grant exceeds the purchase price specified in the related ISO.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock, during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Class B Common Stock, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2015 Plan.

The 2015 Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. All deferred stock awards become fully vested in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2015 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2015 Plan after September 16, 2024, ten years from the Board’s approval of the 2015 Plan.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2015 Plan to officers, directors, employees and consultants. Actual awards under the 2015 Plan to Named Executive Officers for Fiscal 2015 are reported under the heading “Grant of Plan-Based Awards.”

New Plan Benefits

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	12,000	(1)

____________

(1)      Each of the three non-employee directors of the Company will receive an annual grant of 4,000 shares of restricted Class B Common Stock for being a director. In 2015, this automatic grant was made on January 5, 2015. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting.

Federal Income Tax Consequences of Awards Granted under the 2015 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2015 Plan:

Incentive Stock Options. ISOs granted under the 2015 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period —thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2015 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR (including an LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2015 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the 2015 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2015 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2015 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and LSARs granted under the 2015 Plan should qualify for the performance-based compensation exception to Section 162(m).

On October 21, 2015, the last reported sale price of the Company’s Class B Common Stock on the New York Stock Exchange was $13.25 per share.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2015 Plan, pursuant to which options to purchase Class B Common Stock, shares of restricted Class B Common Stock and Deferred Stock Units may be awarded. As fully described in Proposal No. 2, the Company is asking the Stockholders to vote on an amendment to the 2015 Plan that will increase the number of shares of the Company’s Class B Common Stock available for grant of awards thereunder by an additional 100,000 shares. The Company anticipates awarding options to purchase Class B Common Stock, restricted Class B Common Stock and Deferred Stock Units to employees, officers, directors and consultants under the 2015 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2015.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	423,782	$14.58	114,396
Equity compensation plans not approved by security holders	—	$—	—
Total	423,782	$14.58	114,396

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF THE 2015 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the 2015 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program.

As noted in the Compensation Discussion and Analysis included in the “Executive Compensation” section of this Proxy Statement, the Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, annual cash incentive bonuses awards, and long term equity-based awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our Board of Directors, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that our current compensation plans are competitive and reasonable.

Further details concerning how we implement our philosophy and goals, and how we apply the above principles to our compensation program, are provided in the Compensation, Discussion and Analysis above. In particular, we discuss how we set compensation targets and other objectives and evaluate performance against those targets and objectives to assure that performance is appropriately rewarded.

The compensation of our Named Executive Officers was set by our Compensation Committee of the Board of Directors of IDT Corporation after discussions with management about the recommended levels and components of compensation for each of the individuals.

Stockholders are urged to read the Compensation, Discussion and Analysis and other information in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that our executive compensation program aligns our executives’ compensation with IDT’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to IDT’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of IDT Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2016.

Grant Thornton LLP has served the Company as its independent registered public accounting firm since 2008. The Audit Committee of the Board of Directors has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for Fiscal 2016. Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Grant Thornton LLP. Even if Grant Thornton LLP’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2016.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Grant Thornton LLP for the Fiscal Years ended July 31, 2015 and July 31, 2014.

Fiscal Year Ended July 31	2015	2014
Audit Fees(1)	$1,028,399	$1,012,695
Audit Related Fees(2)	3,785	77,283
Tax Fees	87,633	43,816
All Other Fees(3)	7,804	—
Total	$1,127,621	$1,133,794

____________

(1)      Audit Fees consist of fees for the audit of the Company’s financial statements, as well as fees for the audits of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of internal control over financial reporting.

(2)      Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)      All Other Fees consist of fees incurred in connection with filing regulatory forms required in the UK and relating to restricted stock granted to employees.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Grant Thornton LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2015 and Fiscal 2014.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s (“PCAOB”) and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s purpose is more fully described in its charter, which can be found on the Company’s website at http://ir.idt.net/Governance. The Audit Committee reviews its charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Michael Chenkin qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and to the Company’s management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets.

The Company’s independent registered public accounting firm for Fiscal 2015, Grant Thornton LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Grant Thornton LLP and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal auditors and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. The Company’s independent audit firm has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent audit firm and the Company’s management that firm’s independence. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Grant Thornton LLP. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended July 31, 2015, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2015. The Committee has also reviewed and discussed with Grant Thornton LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Michael Chenkin, Chairman
Eric Cosentino
Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2015 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2016 annual meeting of stockholders must submit such proposals in writing to the General Counsel and Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than July 5, 2016. In addition, any stockholder proposal submitted with respect to the Company’s 2016 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Corporate Secretary after September 22, 2015.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on form 10-K may be obtained by contacting Bill Ulrey, Vice President — Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President — Investor Relations and External Affairs, at 520 Broad Street, Newark, NJ 07102, or may be requested through the Request Info section of our website: http://ir.idt.net/Request_Info.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
October 30, 2015

Joyce Mason
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT A

IDT CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Effective January 1, 2015 to September 16, 2024
(Amended and Restated on September 24, 2015)

1.       Purpose; Types of Awards; Construction.

The purpose of the IDT Corporation 2015 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to officers, employees, directors and consultants of IDT Corporation (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.       Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)      “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)     “Board” shall mean the Board of Directors of the Company.

(c)      “Change in Control” means a change in ownership or control of the Company effected through any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately prior to the Initial Public Offering, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities issued or sold directly by the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities.

(d)     “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)      “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g)     “Company” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)      “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include, without limitation, sick leave, temporary disability, maternity leave, military leave (including, without limitation, service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee.

For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i)       “Corporate Transaction” means any of the following transactions:

(i)       a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)      a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j)       “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(k)      “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(l)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)    “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of such Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the high and low trades for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(n)      “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(o)     “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(p)     “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(q)     “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(r)       “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(s)      “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than a Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate), in each of clause (A) and (B), who is not an employee of the Company or any Subsidiary.

(t)       “Non-Employee Director Annual Grant” shall mean an award of 4,000 shares of Restricted Stock.

(u)      “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(v)      “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(w)     “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(x)      “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(y)      “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(z)      “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(aa)   “Plan” means this IDT Corporation 2015 Stock Option and Incentive Plan, as amended or restated from time to time.

(bb)   “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(cc)   “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(dd)   “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(ee)   “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(ff)     “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(gg)   “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(hh)   “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock as applicable, as specified in the award or determined by the Committee.

(ii)      “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(jj)      “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(kk)   “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.       Administration.

(a)      The Plan shall be administered by the Committee, the members of which may be composed of “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

(b)     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the Option Price for each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)      All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)     The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not executive officers or a member of the Board, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.       Eligibility.

Awards may be granted to officers, employees, members of the Board and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 14 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Stock.

(a)      The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 600,000, all of which may be granted as Incentive Stock Options, subject to adjustment as provided in Section 12 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)     If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.       Terms and Conditions of Options.

(a)      OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b)     NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)      TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)     OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 12 of the Plan.

(e)      MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)      TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercisability schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person, by mail, e-mail, fax or overnight delivery to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)     TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option unless otherwise determined by the Committee. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within 180 days after the date of termination (or such different period as the Committee shall prescribe).

(h)      DEATH, DISABILITY OR RETIREMENT OF GRANTEE. If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within 180 days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe). All unvested Options shall be terminated upon death, disability or retirement, unless otherwise determined by the Committee.

(i)       OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.       Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)      LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)     TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)      TIME OF GRANT. A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b)     PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c)      EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d)     AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e)      TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f)      METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g)     FORM OF PAYMENT. Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10.     Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)      TIME OF GRANT. A Limited Right may be granted at such time or times as may be determined by the Committee.

(b)     EXERCISE. A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c)      AMOUNT PAYABLE. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i)       in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) of this Plan), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii)      in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(j) of this Plan), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii)     in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) of this Plan.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d)     DETERMINATION OF AMOUNTS PAYABLE. The amounts to be paid to a Grantee pursuant to Section 10(c) of this Plan shall be determined as follows:

(i)       The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Class B Common Stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of Class B Common Stock during the ninety day period ending on the date the Limited Right is exercised.

(ii)      The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (B) the number of shares of Class B Common Stock with respect to which such Limited Right is being exercised.

(iii)     The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of Class B Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of Class B Common Stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv)     The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (B) the number of shares of Class B Common Stock with respect to which such Limited Right is being exercised.

(v)      The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of Class B Common Stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (ii) the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised.

(e)      TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE. Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f)      METHOD OF EXERCISE. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Section 10(f).

11.     Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)      NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)     RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include, without limitation, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in a restricted account a at the transfer agent appointed by the Company. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries or other specified dates of the date of such award.

(c)      FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)     OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e)      ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

11A.  Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)      NUMBER OF SHARES. Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(b)     RESTRICTIONS. Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c)      FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d)     OWNERSHIP. Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e)      ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

12.     Effect of Certain Changes.

(a)      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary liquidating dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the number of shares of Class B Common Stock available for awards under the Plan, (ii) the number and/or kind of shares covered by outstanding awards and (iii) the Option Price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. This provision shall not apply to cash dividends or returns of capital.

(b)     CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

13.     Corporate Transaction; Change in Control; Related Entity Disposition.

(a)      CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)     CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)      RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)     SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

14.     Non-Employee Director Restricted Stock.

The provisions of this Section 14 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 14, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 14, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)      GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 14. Restricted Stock granted pursuant to this Section 14 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)     INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c)      ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.

(d)     VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 14 shall be fully vested on the date of grant.

15.     Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time commencing on January 1, 2015 until September 16, 2024 (ten (10) years from September 17, 2014, the date the Board initially adopted the Plan). No awards shall be effective prior to the approval of the Plan by a majority of the Company’s stockholders.

16.     Transferability of Awards.

(a)      Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)     Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 17 hereof.

(c)      The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)     Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

17.     Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

18.     Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12(a) of the Plan.

19.     No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

20.     Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

21.     Authorized Share Approval; Amendment and Termination of the Plan.

(a)      AUTHORIZED SHARE APPROVAL. The Plan was adopted by the Board on September 17, 2014. The Plan was ratified by the Company’s stockholders on December 15, 2014, with 500,000 shares of Class B Common Stock authorized for awards under the Plan. The Plan shall become effective on January 1, 2015 and shall terminate on September 16, 2024. The Board amended the Plan on September 24, 2015 to increase the amount of authorized shares under the Plan to 600,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 14, 2015.

(b)     AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 13(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

22.     Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF
IDT CORPORATION

December 14, 2015

Important Notice Regarding the Availability of Proxy Materials for the IDT Corporation
Stockholders Meeting to be Held on December 14, 2015:
The Notice of Annual Meeting and Proxy Statement and the 2015 Annual Report are available at:

www.idt.net/ir

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN

1. Election of Directors: NOMINEES:

2.  To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 100,000 shares.

3.  To conduct an advisory vote on executive compensation.

4.  To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2016.

				☐	☐	☐
Michael Chenkin	☐	☐	☐
Eric F. Cosentino	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Bill Pereira	☐	☐	☐	☐	☐	☐
Judah Schorr	☐	☐	☐
				☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder ______________________	Date: ________	Signature of Stockholder ______________________	Date: ________

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future IDT CORPORATION proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IDT CORPORATION
520 Broad Street, Newark, New Jersey 07102
(973) 438-1000
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 14, 2015

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation to be held at the Hampton Inn & Suites Newark Riverwalk Hotel, 100 Passaic Ave, Harrison, New Jersey 07029 on December 14, 2015 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 14, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER ______________

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER ______________

â Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE x

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN

1. Election of Directors: NOMINEES:

2.  To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 100,000 shares.

3.  To conduct an advisory vote on executive compensation.

4.  To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2016.

				☐	☐	☐
Michael Chenkin	☐	☐	☐
Eric F. Cosentino	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Bill Pereira	☐	☐	☐	☐	☐	☐
Judah Schorr	☐	☐	☐
				☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder ______________________	Date: ________	Signature of Stockholder ______________________	Date: ________

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.